Share Options-Equity and Cash Settled - Summary of Inputs in Black Scholes Model for Share Options Granted (Details)	12 Months Ended
	Dec. 31, 2018 USD ($) Year	Dec. 31, 2017 USD ($) Year	Dec. 31, 2016 USD ($) Year
Disclosure Of Terms And Conditions Of Sharebased Payment Arrangement [Abstract]
Weighted average share price	$ 11.83	$ 9.87	$ 6.15
Weighted average exercise price	$ 9.84	$ 7.10	$ 3.34
Average expected volatility	23.00%	20.00%	20.00%
Expected life | Year	4	4	4
Risk free rate	2.75%	1.85%	1.40%